                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                                                March 10, 2003


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, April 9, 2003, at 10:00 a.m.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 2002, is contained in the 2002 Annual Report to Stockholders which accompanies the Proxy Statement.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                   Sincerely,



                                   Carroll E. Amos
                                   President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 9, 2003
                   -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, April 9, 2003, at 10:00 a.m. Eastern time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1. The election of two directors for terms of three years, each.

         2 The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2003; and

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 5, 2003, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                    By Order of the Board of Directors


                                    Laurel L. Mitchell
                                    Secretary
Reston, Virginia
March 10, 2003

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 9, 2003

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, April 9, 2003, at 10:00 a.m., Eastern time, at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, and at any adjournments thereof. The 2002 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 2002, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 10, 2003.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND RECORD DATE

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

         The close of business on March 5, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,012,434 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, at the time of the Annual Meeting, or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may, (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters will be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board, who will not be a director of the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 5, 2003.


                                                  AMOUNT AND NATURE
                                                         OF
                     NAME AND ADDRESS                 BENEFICIAL      PERCENT
 TITLE OF CLASS     OF BENEFICIAL OWNER              OWNERSHIP(1)     OF CLASS
--------------------------------------------------------------------------------

Common Stock      Estate of William Calomiris     406,095 shares(2)     13.5%
                  1112 16th Street, N.W.
                  Washington, D.C. 20036


Common Stock      Robert I. Schattner, DDS        427,396 shares(3)     14.2%
                  5901 Montrose Road
                  Rockville, MD 20852

Common Stock      The Ochsman Children Trust      238,597 shares(4)      7.9%
                  1650 Tysons Boulevard
                  McLean, VA 22102
-----------------
(1)   Does not include presently exercisable warrants to purchase 36,667,
      20,000 and 13,334 shares held, respectively, by the Estate of William
      Calomiris, Dr. Schattner, and the Ochsman Children Trust under the
      Greater Atlantic Financial Corp. 1997 Stock Option Plan, or shares of preferred securities presently convertible into 318,987, 330,098 and
      69,545 shares of common stock held, respectively, by the Estate of
      William Calomiris, Dr. Schattner and the Ochsman Children Trust.
(2)   The information furnished is derived from a Schedule 13D filed by Charles
      W. Calomiris on January 17, 2003, and a Form 4 filed on January 17, 2003.
(3)   The information furnished is derived from a Schedule 13D and a Form 4 filed by Robert I Schattner filed on December 10, 2002.
(4)   The information furnished is derived from a Schedule 13D filed by The
      Ochsman Children Trust on April 8, 2002.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

         The Board of Directors currently consists of six directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The name of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning that individual and the other members of the Board as of March 5, 2003. Management believes that each nominee will stand for election and will serve if elected as a director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person recommended by the Board of Directors. Unless authority to vote for a director is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of each of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of March 5, 2003, the name of the nominee, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.



                                                                              EXPIRATION         SHARES OF          OWNERSHIP
              NAME AND PRINCIPAL                                                 OF             COMMON STOCK           AS A
            OCCUPATION AT PRESENT                             DIRECTOR          TERM AS         BENEFICIALLY        PERCENT OF
           AND FOR PAST FIVE YEARS                  AGE        SINCE(1)        DIRECTOR           OWNED(1)             CLASS
-------------------------------------------------   ---       ---------       -----------       ------------       --------------

NOMINEES:

Paul J. Cinquegrana is a Principal of Washington        61    1997         2003                   52,134(2)           1.73%
   Securities Corporation, a stock and bond
   brokerage firm.

Jeffrey W. Ochsman is an attorney and                   50    1999         2003                      500               *
   partner of the law firm of Friedlander,
   Misler, Friedlander, Sloan & Herz, PLLC.

CONTINUING DIRECTORS:

Jeffrey M. Gitelman, D.D.S., is an Oral                 58    1997         2004                   84,913(2)           2.82%
   Surgeon and the owner of Jeffrey M.
   Gitelman - D.D.S., P.C.

Charles W. Calomiris, Chairman of the                   45    2001         2005                  481,379(2)(3)       15.98%
   Board of the Company, is the Paul M.
   Montrone Professor of Finance and
   Economics at the Columbia University
   Graduate School of Business. Calomiris
   was elected to the unexpired term of
   William Calomiris on January 10, 2001.

Carroll E. Amos, President and Chief                    55    1997         2005                      44,060(4)         1.46%
   Executive Officer of the Company, is a
   private investor who until 1996 served as
   President and Chief Executive Officer of
   1st Washington Bancorp and Washington
   Federal Savings Bank.

James B. Vito is Managing General                       77    1998         2005                      64,942(2)         2.16%
   Partner, James Properties, engaged in the
   sale and management of property.




                                                                                 Shares of
                      Name and Principal                                        Common Stock         Common Stock
                     Occupation at Present                                      Beneficially        Ownership as A
                     and for Past Five Years                      Age             Owned(1)         Percent of Class
---------------------------------------------------------       -------        ----------------    ------------------

EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

David E. Ritter joined the Bank and the Company as a              53                300(4)                  *
     Senior Vice President and Chief Financial
     Officer in 1998.  From 1996 to 1997, Mr. Ritter
     was a Senior Financial Consultant with Peterson
     Consulting.  From 1988 until 1996, he was the
     Executive Vice President  and Chief Financial
     Officer of Washington Federal Savings Bank.

Laurel L. Mitchell joined the Bank and Company as                 44
     Corporate Secretary in October, 1999, after two
     years as an Executive Assistant with Collier,
     Shannon, Rill & Scott, PLLC, a Washington, D.C.
     law firm.  From 1993 to 1997, Ms. Mitchell had
     been employed by America's Community Bankers.

All directors and executive officers as a group (eight
    persons)(3)                                                              --------              --------

-------------------------------------
(1)  Each person effectively exercises sole voting or dispositive power as to shares reported.
(2)  Does not include presently exercisable warrants to purchase 36,667, 3,334, 3,334, and 2,000 shares, respectively, granted to Messrs. William Calomiris, Gitelman, Cinquegrana, and Vito under the Greater Atlantic Financial Corp.
     1997 Stock Option Plan, or shares of preferred securities presently convertible into 33,874, 18,577, 17,387 and
     6,431 shares of common stock held, respectively, by Messrs. Vito, Cinquegrana, Gitelman and Amos.
(3)  Includes 27,204 shares held directly, 406,095 shares held as one of four Personal Representatives of the Estate of
     William Calomiris, 10,000 shares held by his spouse and 38,080 shares held as custodian for minor children. Does not include shares of preferred securities presently convertible into 318,987 shares of common stock held by the Estate of William Calomiris.
(4)  Does not include presently exercisable options to purchase 65,000 shares granted to Mr. Amos or 15,000 granted to Mr. Ritter under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.
 *   Does not exceed 1.0% of the Company's Common Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 10 meetings in 2002. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2002. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and to consider loan applications. This Committee meets monthly. This Committee met 11 times during fiscal 2002.

         The Audit Committee consists of all outside Directors of the Company. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. For further information, please see Report of the Audit Committee, infra. This Committee held one meeting in fiscal 2002.

         The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 29, 2003.

         The Compensation Committee of the Company is responsible for Executive Compensation and consisted of Directors Vito and Gitelman. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee met once during 2002.

DIRECTORS' COMPENSATION

         FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Beginning on October 1, 1998, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month. Since December 1, 2002, each outside directors of the Bank has received $700 for each Board meeting and $325 for each committee meeting attended.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended September 30, 2002, 2001 and 2000, to the Chief Executive Officer who was the only executive officer to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 2002.

                                                                   Securities
Name and                  Fiscal                                   Underlying
Principal Position        Year         Salary          Bonus      Options/SARs
------------------        ------       ------          -----      ------------

Carroll E. Amos           2002        $162,950         $   -         65,000
President and Chief       2001        $156,000         $   -         45,000
Executive Officer         2000        $148,500         $   -         36,334

         For 2002, 2001 and 2000, there were no (a) perquisites over the lesser of $50,000 or 10% of the Chief Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

         EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

         The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the board of directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the board of directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos was increased to $165,400 at the fourth anniversary date and to $182,000 on January 1, 2003. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel.

         The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to re-elect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos's employment, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

         Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) three times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $546,000.

         All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

         1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997 and amended in 2000 and 2002, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.

         The following table provides information with respect to options granted to the Chief Executive Officer in fiscal year 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     Percent Of
                    Number of          Total
                    Securities      Options/SARs
                    Underlying       Granted To     Exercise Or
                   Options/SARs     Employees In    Base Price      Expiration
       Name         Granted(#)       Fiscal Year     ($/Sh)            Date
       (a)             (b)              (c)            (d)              (e)
--------------------------------------------------------------------------------
Carroll E. Amos      20,000             100%          $9.00          1-1-2012

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Chief Executive Officer as of September 30, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on September 30, 2002. At the Record Date, options for 65,000 shares of Common Stock were exercisable by Mr. Amos.




                                                                      Fiscal Year-End Options/SAR Values
                                                     ----------------------------------------------------------------
                                                        Number of Securities
                                                       Underlying Unexercised       Value of Unexercised In-the-Money
                       Shares            Value       Options at Fiscal Year End         Options at Fiscal Year End
                      Acquired on       Realized              (#)                                ($)(1)
       Name           Exercise (#)        ($)        Exercisable/Unexercisable          Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------
Carroll E. Amos           0                0                 65,000 / 0                        $17,927 / 0

(1)  Average market value of underlying securities during the fiscal year 2002 ($6.143 per share) minus the average exercise or base price of $7.65 per share.



                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of September 30, 2002 were audited by BDO Seidman, LLP.

         The Company's Board of Directors has reappointed BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2003 subject to ratification of such appointment by the stockholders.

         A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 5 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission.

                         Charles W. Calomiris, Chairman
                               Paul J. Cinquegrana
                               Jeffrey M. Gitelman
                               Jeffrey W. Ochsman
                                  James B. Vito

TRANSACTIONS WITH RELATED PERSONS

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2002, one of the Bank's directors had loans with the bank which had outstanding balances totaling $691,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company's policy is that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2002, except that directors Calomiris and Vito and stockholder Schattner were late in filing Forms 4 for the purchase of convertible preferred securities.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending September 30, 2003, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2003. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of BDO Seidman, LLP acted as the independent auditors of the Company and the Bank for 2002 and the same firm has been selected to perform the same duties for 2003 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Fees

         BDO Seidman, LLP billed the Company aggregate fees of $202,306 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-QSB for the fiscal year ended September 30, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         BDO Seidman, LLP did not provide any such services to the Company for the year ended September 30, 2002.

All Other Fees

         BDO Seidman did not provide any other such services to the Company for the year ended September 30, 2002.

AUDIT COMMITTEE DETERMINATION

         The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         A copy of the Form 10-KSB (without exhibits) for the year ended September 30, 2002, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Greater Atlantic Financial Corp., Ms. Laurel L. Mitchell, Corporate Secretary, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

                                                   By Order of the Board of
                                                   Directors




                                                   Laurel L. Mitchell
                                                   Corporate Secretary
Reston, Virginia
March 10, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        GREATER ATLANTIC FINANCIAL CORP.

                                  April 9, 2003




Please date, sign and mail your proxy                          COMPANY NUMBER
card in the envelope provided as soon as possible.             ACCOUNT NUMBER
                                                               --------------


                Please detach and mail in the envelope provided

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. Election of Directors:

                               NOMINEES:
/_/  FOR ALL NOMINEES          o  Paul J. Cinquegrana
                               o  Jeffrey W. Ochsman

/_/  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

/_/  FOR ALL EXCEPT
     (SEE INSTRUCTIONS BELOW)



INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
-----------   "FOR" ALL EXCEPT" and fill in the circle next to each nominee you
              wish to withhold as shown here:                    /X/
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.                                                          /_/


--------------------------------------------------------------------------------

                                                    FOR    AGAINST    ABSTAIN
2.   The approval of BDO Seidman, LLP as            /_/     /__/        /__/
     the Company's independent auditors for
     the fiscal year ending September 30, 2003.

     The undersigned hereby acknowledges the receipt from the Company of a Notice of Meeting and of a Proxy Statement dated March 10, 2003, as well as a copy of the Greater Atlantic Financial Corp. 2002 annual Report prior to the execution of this proxy.

STOCKHOLDER ASSISTANCE

Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact Greater Atlantic Financial Corp.'s transfer agent.

     American Stock Transfer and Trust Company
     59 Maiden Lane
     New York, New York 10038

     Please be sure to sign and date this Proxy below.




Signature of Stockholder                               Date:
                         --------------------------         ------------
Signature of Stockholder                               Date
                         --------------------------         ------------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executive, administrator, attorney, trustee or guardian, please give full
                     . If the signer is a corporation, please sign full
      ---------------
      corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY
                        GREATER ATLANTIC FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 9, 2003 - 10:00 a.m.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Greater Atlantic Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, Mclean, Virginia, on April 9, 2003 at 10:00 a.m., and at any and all adjournments thereof, as follows:

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                (Continued and to be signed on the reverse side)